As filed, via EDGAR, with the Securities and Exchange Commission on February 19, 1999.

                                                               File No.:33-53368
                                                              ICA No.: 811-07290
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the  registrant  |X|
Filed by a party other than the  registrant |_|
Check the  appropriate  box:
|X|  Preliminary  proxy  statement          |_| Confidential,  for Use of the
|_|  Definitive  proxy statement                 Commission Only(as permitted by
|_|  Definitive   additional   materials         Rule 14a-6(e)(2))
|_|  Soliciting  material  pursuant to Rule 14a-11(c) or Rule 14a-12

                          BEAR STEARNS INVESTMENT TRUST
                          -----------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       |X|  No fee required.
       |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid:

       |_|  Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1)  Amount previously paid:

       (2)  Form, schedule or registration statement no.:

       (3)  Filing party:

       (4)  Date filed:

                           PRELIMINARY PROXY MATERIAL
                             FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                          BEAR STEARNS INVESTMENT TRUST

                         Emerging Markets Debt Portfolio
                              575 Lexington Avenue
                               New York, NY 10022

                                __________, 1999


Dear Shareholder:

         You are invited to attend a Special Meeting of Shareholders of the Bear Stearns Investment Trust ("BSIT") to be held at the offices of BSIT, 575 Lexington Avenue, New York, New York 10022, on April 15, 1999 at _____ Eastern time.

         At this Special Meeting, you are being asked to consider and approve an Agreement and Plan of Reorganization and Liquidation (the "Plan") providing for the transfer of the assets and liabilities of the Emerging Markets Debt Portfolio (the "Portfolio"), a series of BSIT, to the Emerging Markets Debt Portfolio ("New Portfolio") a newly-created separate series of The Bear Stearns Funds ("BSF"), with the same investment objective and policies as the Portfolio. We refer to the transactions contemplated in the Plan as the "reorganization." You will not pay higher fees as a result of the reorganization.

         We anticipate that the proposed reorganization will benefit shareholders of your Portfolio by achieving economies of scale through the elimination of costs associated with operating two separate entities (BSIT and BSF), including having two separate boards and separate legal representation. We believe that the Reorganization will ultimately reduce fund expenses, while keeping the management of the Portfolio materially the same in all respects. The Board of Trustees has given full and careful consideration to the proposed reorganization and has concluded that it is in the best interests of your Portfolio and its shareholders. We urge you to approve the proposed Plan.

         If you and the other shareholders of the Portfolio approve the proposed Plan and certain other conditions are satisfied, you will receive, in exchange for your shares in the Portfolio, the same number of shares of New Portfolio, with the same value as of the date of the reorganization.

         You will not be assessed any sales charge or other fee in connection with the proposed Reorganization. BSIT expects to receive an opinion of counsel stating that neither you nor your Portfolio will be liable for federal income tax solely as a result of the reorganization.

         We welcome your attendance at the Special Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare additional proxy solicitation expenses.


                                                            Sincerely,


                                                            Doni L. Fordyce
                                                            President

                           PRELIMINARY PROXY MATERIAL
                             FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY


                        THE BEAR STEARNS INVESTMENT TRUST

                         Emerging Markets Debt Portfolio
                              575 Lexington Avenue
                            New York, New York 10022
                                 1-800-766-4111

                    Notice of Special Meeting of Shareholders
                            to be held April 15, 1999

         A Special Meeting of Shareholders of the Emerging Markets Debt Portfolio (the "Portfolio"), a separate non-diversified portfolio of the Bear Stearns Investment Trust (the "Trust") will be held on April 15, 1999. The
Meeting will be held at the offices of the Trust, 575 Lexington Avenue, New York, New York. At the Meeting, we will ask shareholders to vote on:

          1. approving or disapproving an Agreement and Plan of Reorganization and Liquidation (the "Plan") and the transactions contemplated in the Plan to reorganize the Portfolio into Emerging Markets Debt Portfolio ("New Portfolio"), a newly-created series of The Bear Stearns Funds ("BSF") and to subsequently dissolve BSIT. A vote to approve the Plan will also authorize the Portfolio to approve an Investment Advisory Agreement between Bear Stearns Asset Management Inc. ("BSAM") and BSF on behalf of New Portfolio and a Distribution Plan.

          2.   any other business properly brought before the meeting.

         Any shareholder who owned shares of the Portfolio on February 25, 1999 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any adjournment of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of our proposal.

Dated:  ______, 1999                      By Order of the Board of Trustees,

                                          Stephen A. Bornstein
                                          Secretary

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

                           PRELIMINARY PROXY MATERIALS
                             FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                          BEAR STEARNS INVESTMENT TRUST

                         Emerging Markets Debt Portfolio
                              575 Lexington Avenue
                            New York, New York 10022
                                 1-800-766-4111

                                 Proxy Statement
                              Dated March __, 1999

                         Special Meeting of Shareholders
                                   to be held

                                 April 15, 1999


General Information

         The Board of Trustees of Bear Stearns Investment Trust, a Massachusetts Business Trust ("BSIT"), on behalf of the Emerging Markets Debt Portfolio (the "Portfolio") has sent you this Proxy Statement to ask you to vote on a proposal affecting your Portfolio. BSIT will hold a Special Meeting of Shareholders on April 15, 1999 at 10:00 a.m., Eastern Time, at its offices located at 575 Lexington Avenue, New York, New York 10022 in order to consider the proposal described below.

         At the Special Meeting, you will be asked to approve or disapprove an Agreement and Plan of Reorganization and Liquidation, and to consider any other business that comes before the Special Meeting. We describe this reorganization proposal below.

         The Board of Trustees has fixed the close of business on February 25, 1999 as the record date to determine the shareholders who are entitled to notice of the Special Meeting and to vote their shares. Shareholders are entitled to cast one vote for each full share, and a fractional vote for each fractional share held. We are first mailing this Proxy Statement, Notice of Meeting and Proxy Card on or about March 5, 1999.

         The Bear Stearns Funds ("BSF") and BSIT are both required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about BSIT and BSF. Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the

Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

                                   Proposal 1
                         Approval or Disapproval of the
              Agreement and Plan of Reorganization and Liquidation


Introduction

     The purpose of this proposal is to reorganize your Portfolio to make it a part of The Bear Stearns Funds. Your Portfolio's investment objective and polices would not change. The amount of fees that your Portfolio pays would not change. Neither you nor your Portfolio would be liable for federal income tax solely as a result of the reorganization.

The Proposed Reorganization

         Your Portfolio is currently the only portfolio of Bear Stearns Investment Trust ("BSIT"). Bear Stearns Asset Management Inc. ("BSAM"), the investment adviser of your Portfolio, has proposed to reorganize your Portfolio to make it a part of The Bear Stearns Funds ("BSF"). BSF currently consists of 10 distinct investment Portfolios.

         In order to accomplish this reorganization, you are being asked to approve an Agreement and Plan of Reorganization and Liquidation (the "Plan"). In this Proxy Statement, we refer to the transactions contemplated in the Plan as the "reorganization." A copy of the Plan is attached as Exhibit A to this Proxy Statement.

         If shareholders approve the Plan, your Portfolio would reorganize and become a separate portfolio of BSF. The reorganization would occur approximately on April 15, 1999.

     Among other things, the Plan provides that,

     - On the reorganization date, your Portfolio would transfer all its assets and liabilities to Emerging Markets Debt Portfolio ("New Portfolio"), a newly-created portfolio of BSF.
     - In exchange, New Portfolio would issue to your Portfolio shares of beneficial interest of New Portfolio. Your Portfolio would then distribute to you the same number of shares (of the same Class of shares) of New Portfolio that you own of your Portfolio as of the reorganization date.
     -    You would then become a shareholder of New Portfolio.
     -    Your Portfolio, and BSIT, would then dissolve.

         New Portfolio was established to continue the operations of your Portfolio at the time of the reorganization. It currently has no operations.

         The Plan also provides for your Portfolio to take certain actions that are necessary for New Portfolio to commence operations. In particular, after your Portfolio receives shares as part of the transaction, but before it distributes those shares to you and its other shareholders, your Portfolio will approve the new Investment Advisory Agreement between BSAM and BSF on behalf of New Portfolio and take certain other actions.

     You should know the following about the proposed reorganization:

     - New Portfolio is being created to continue the operations of your Portfolio. It does not currently operate, and will begin operations only when the reorganization occurs.
     - New Portfolio has the same investment objective and policies as your Portfolio.
     - New Portfolio has the same investment adviser, distributor, administrator, custodian, transfer agent and auditors as that of your Portfolio.
     -    You   will   not  pay  any   commissions   or  fees  as  part  of  the
          reorganization.
     - Neither you nor your Portfolio will be liable for any federal income tax as a result of the reorganization.
     - The amount of fees and expenses that you pay as a shareholder of your Portfolio will not change as a result of the reorganization.

Why We Are Asking You to Approve the Reorganization

         BSAM believes that reorganizing your Portfolio as part of BSF will benefit shareholders.

         Currently, BSIT and BSF operate as separate entities, each with a Board of Trustees. BSAM believes that the reorganization would streamline operations and would eliminate certain duplicate costs. For example, BSIT and BSF each retain separate legal counsel. By combining BSIT and BSF, BSAM believes that duplicate legal costs would be reduced, resulting in savings to your Portfolio. (BSAM currently waives a portion of its advisory fee so as to limit the aggregate amount of fees and expenses that your Portfolio pays, so these savings may not be apparent until your Portfolio grows in size).

Considerations by the Board of Trustees

         On November 12, 1998, the Board of Trustees of BSIT approved the Plan. The Board of Trustees concluded that the reorganization would not result in any dilution of interests of shareholders and would be in the best interests of shareholders.

         In   approving   the  Plan,   the  Board  of   Trustees   relied   upon
representations of BSAM concerning the operation of your Portfolio. The Board of Trustees considered a number of factors, including:

     - New Portfolio has the same investment objective and policies as your Portfolio.
     - New Portfolio has the same investment adviser, distributor, administrator, custodian, transfer agent and auditors as that of your Portfolio.
     -    You   will   not  pay  any   commissions   or  fees  as  part  of  the
          reorganization.
     - Neither you nor your Portfolio will be liable for any federal income tax as a result of the reorganization.
     - The amount of fees and expenses that you pay as a shareholder of your Portfolio will not change as a result of the reorganization.

Information About BSF and BSIT

         BSIT and BSF are each organized as a Massachusetts business trust, and have similar legal structures. Accordingly, shareholders of BSIT and BSF have similar rights.

         Your Portfolio has established four classes of shares: Class A, Class B, Class C and Class Y, each with its own expense structure and other features. New Portfolio has also established Class A, Class B, Class C and Class Y shares. If shareholders approve the reorganization, you will receive the same Class of shares of New Portfolio that you own at the time of the reorganization.

The Investment Adviser and Administrator

         BSAM currently serves as investment adviser to your Portfolio and will continue to serve as investment adviser to New Portfolio after the reorganization. Bear Stearns Funds Management Inc. ("BSFM"), an affiliate of BSAM, serves as Administrator of your Portfolio, and will serve as Administrator of New Portfolio after the reorganization.

         Currently, BSAM is entitled to receive an investment management fee computed daily and payable monthly, based on your Portfolio's average daily net assets as follows:

Asset Level                                            Investment Management Fee
-----------                                            -------------------------
Up to $50 million                                                   1.15%
More than $50 million up to $100 million                            1.00%
More than $100 million                                              0.70%


         As of February 25, 1999, your Portfolio had total net assets of approximately $__ million.

         Currently, BSFM provides administrative services to your Portfolio under a Delegation Agreement. BSAM, out of its investment management fee, pays BSFM an administration fee at an annual rate of 0.15% (before fee waiver) of your Portfolio's average daily net assets. Your Portfolio does not pay this fee directly.

         If shareholders approve the reorganization, BSAM will enter into a new Investment Advisory Agreement with BSF on behalf of New Portfolio. The Investment Advisory Agreement will provide that BSAM will be entitled to receive an investment advisory fee, computed daily and payable monthly, based on New Portfolio's average daily net assets as follows:

Asset Level                                            Investment Management Fee
-----------                                            -------------------------
Up to $50 million                                                  1.00%
More than $50 million up to $100 million                           0.85%
More than $100 million                                             0.55%

         In addition, BSF, on behalf of New Portfolio, will enter into a separate Administration Agreement with BSFM to provide administrative services to New Portfolio that are identical to those it now provides to your Portfolio under its Delegation Agreement with BSAM. BSFM will be entitled to receive the same fee it now receives under the Delegation Agreement, except that New Portfolio will pay this fee directly.

         If shareholders approve Proposal 1, your Portfolio will be authorized to approve the new Investment Advisory Agreement between BSAM and BSF, on behalf of New Portfolio. A copy of the new Investment Advisory Agreement is attached as Exhibit B to this Proxy Statement.

Distribution Plan

         Your Portfolio has adopted a Distribution Plan on behalf of its Class A, Class B and Class C shares. Under the Distribution Plan, your Portfolio pays Bear, Stearns & Co. Inc., the Distributor, a fee for distribution of shares. The Distributor may use all or part of this fee to pay for services principally intended to result in the sale of shares, and to compensate third parties for providing similar services. Your Portfolio pays an annual distribution fee, calculated daily and paid monthly, based upon your Portfolio's average daily net assets as follows:


Class of Shares                             Annual Distribution Fee
---------------                             -----------------------
Class A                                               0.10%
Class B                                               0.75
Class C                                               0.75


         New Portfolio's Distribution Plan is the same as your Portfolio's current Distribution Plan, and the fees paid under that Plan, will be the same as your Portfolio now pays. Bear Stearns will continue to waive its distribution fee to the extent that the fees would exceed the rules of the National Association of Securities Dealers that limit the amount of asset-based sales charges that an investment company may pay.

         If shareholders approve Proposal 1, your Portfolio will be authorized to approve New Portfolio's Distribution Plan.

Shareholder Servicing Plan

         Your Portfolio has adopted a Shareholder Servicing Plan on behalf of Class A, Class B and Class C shares, that allows your Portfolio to pay an annual fee of up to 0.25% of the average daily net assets for services intended to assist shareholders. These services include personal services provided by financial institutions, and certain account maintenance and recordkeeping services. Some or all of the shareholder servicing fee may be paid to financial institutions that provide personal or account maintenance services under "mutual fund supermarket" programs.

         New Portfolio's Shareholder Servicing Plan and related agreements will be the same as your Portfolio's current Shareholder Servicing Plan, and the fees paid under that Plan, will be the same as your Portfolio is currently paying.

Fees and Expenses

         The aggregate amount of fees and expenses that you pay as a shareholder will not change as a result of the reorganization. As described above, New Portfolio will pay an investment advisory fee and an administrative fee that together will equal the amount that your Portfolio now pays under a single investment management fee.

Dividend and Distribution Policy

         Your Portfolio currently declares and pays dividends to shareholders monthly effective January 1, 1999. New Portfolio will have the same policy.

Federal Income Tax Liability

         Neither you nor your Portfolio will be liable for federal income taxes solely as a result of the reorganization. Your Portfolio will receive an opinion of counsel concerning federal income taxes. This opinion, of course, is not binding on the IRS or any court and does not preclude the IRS from adopting a contrary position. You should consult your own tax adviser concerning the potential tax consequences of the reorganization, including any applicable state and local income tax consequences.

Recommendation of the Board of Trustees

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN.

Other Information

         General information about proxy voting. The Board of Trustees of BSIT is soliciting your proxy to vote on the matters described in this proxy statement. We expect to solicit proxies primarily by mail, but representatives of Bear, Stearns & Co. Inc. or its affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. We will ask broker-dealers and other institutions that hold shares for the benefit of their customers to send the proxy materials to the beneficial owners and to obtain authorization to vote on their behalf.

         Only shareholders of record of BSIT at the close of business on the record date, February 25, 1999, may vote at the special meeting. As of the record date, each Class of BSIT had the number of shares issued and outstanding listed below, each share being entitled to one vote:

                  Class                      Total Shares Outstanding
                  -----                      ------------------------
                  Class A
                  Class B
                  Class C
                  Class Y

         As of February 25, 1999, the record date, the trustees and officers of BSIT, as a group, owned less than 1% of the outstanding shares of BSIT. To the best of the knowledge of BSIT, the following shareholders beneficially owned 5% or more of the outstanding shares of BSIT as of February 25, 1999:

         You may cast one vote for each proposal for each whole share that you own of BSIT. We count your fractional shares as fractional votes. If we receive your proxy before the special meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of each proposal. You may revoke your proxy at any time before the special meeting if you notify us in writing, or if you attend the special meeting in person and vote in person.

         If a broker or nominee returns a proxy indicating that it did not receive voting instructions from the beneficial owner, or if the beneficial owner marked an abstention, we will count those shares when we determine if a quorum is present, but those proxies, in effect, will count as a vote "against".

         If shareholders do not approve the reorganization, then the reorganization will not proceed, and the Board of Trustees will consider other alternatives. BSIT would continue operating as an investment company and would not dissolve.

         Quorum and adjournments. BSIT requires that a quorum at the special meeting be present, in person or by proxy, to conduct the Special Meeting. A simple majority of all of the shares outstanding on the record date will be a quorum. If a quorum is not present at the special meeting, the persons named as proxies may propose one or more adjournments of the special meeting to permit further solicitation of proxies. An affirmative vote of a majority of the shares of BSIT present at the Special Meeting may adjourn the Special Meeting without further notice, until BSIT obtains a quorum. In the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

         Required Vote. Approval of the proposed reorganization requires the affirmative vote of more than 50% of all the outstanding shares of your Portfolio as a whole. Classes do not vote separately.

         Other Business. The Board of Trustee of BSIT knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the named proxies intend to vote on other matters according to their best judgment unless you have instructed the proxies to the contrary.

         Future Shareholder Proposals. BSIT is not required to hold annual meetings, unless required to do so by law. If you have a proposal you wish to be considered by shareholders, send your proposal to Bear Stearns Investment Trust, 575 Lexington Avenue, New York, New York 10022. We must receive your proposal in sufficient time before the next meeting of shareholders for it to be included. We do not guarantee that we will be able to include any proposal in a proxy statement.

         Financial Statements. Deloitte & Touche, independent auditors of BSIT, has audited the financial statements included in the Statement of Additional Information for the year ended March 31, 1998. The Portfolio's most recent annual and semiannual reports to shareholders are available at no cost. To request a report, please call us toll-free at 1-800-766-4111 or write to us at 575 Lexington Avenue, New York, New York 10167.

Information About BSF

         BSF is a business trust established under Massachusetts law. The operations of BSF are governed by a Declaration of Trust dated September 29, 1994, as amended.

         New Portfolio is a separate series of BSF. Shareholders of BSF have rights under BSF's Declaration of Trust and applicable Massachusetts law that are similar to the rights of BSIT shareholders under its Declaration of Trust and applicable Massachusetts Law. You should be aware of the following features of BSF Funds:

     o Shares of each class of BSF participate equally in dividends and other distributions attributable to that class, including any distributions in the event of a liquidation.

     o Each share of each portfolio of BSF is entitled to one vote for all purposes.

     o Shares of all portfolios of BSF vote for the election of Trustees and on any other matter that affects each BSF portfolio in substantially the same manner, except as otherwise required by law.

     o As to matters that affect each portfolio differently, such as approval of an investment advisory agreement, shares of each portfolio vote as separate portfolios.

     o On matters that affect the classes of a portfolio differently, shares of each class vote separately.

     o Massachusetts law does not require registered investment companies, such as BSF or its portfolios, to hold annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.

     o Shareholders have available certain procedures for the removal of Trustees.

     o BSF indemnifies Trustees and officers to the fullest extent permitted under federal and Massachusetts law.

IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

                       By Order of the Board of Trustees,
                       Stephen A. Bornstein
                       Secretary

       [Logo]

Bear  Stearns  Investment  Trust
575  Lexington  Avenue
New York, New York 10022


                          BEAR STEARNS INVESTMENT TRUST
                         Emerging Markets Debt Portfolio

                    SPECIAL MEETING OF SHAREHOLDERS SCHEDULED
                          TO BE HELD ON April 15, 1999

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF BEAR STEARNS INVESTMENT TRUST (the "Trust") on behalf of the Emerging Markets Debt Portfolio (the "Portfolio"), for use at a Special Meeting of Shareholders to be held at the offices of the Trust, 575 Lexington Avenue, New York, New York, on April 15, 1999, at 10:00 a.m., eastern time. The undersigned hereby appoints Stephen A. Bornstein and Jack L. Malick, and each of them with full power of substitution, as Proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Portfolio that are held of record by the undersigned on the record date for the Special Meeting upon the matter enumerated below.

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED AS TO ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTERS PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSALS.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

IMPORTANT NOTICE: Please take a moment now to vote your shares. You may vote directly over the phone by calling 800-XXX-XXXX. Representatives are available from 9:00 a.m. to 11:00 p.m. eastern time. You may also fax your ballot to 800-XXX-XXXX or return it in the enclosed postage paid envelope. Thank you for your prompt action.


           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                       KEEP THIS PORTION FOR YOUR RECORDS
                         DETACH AND RETURN THIS PORTION
            ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Emerging Markets Debt Portfolio








Vote On Proposals

                                           For      Against      Abstain
1.   To approve the  Agreement  and Plan   [ ]        [ ]         [ ]
     of  Reorganization  and Liquidation
     as is more fully  described  in the
     accompanying     Proxy    Statement
     together   with  the   transactions
     contemplated thereby.

2.   In their discretion the Proxies are
     authorized  to vote upon such other
     business  as  may   properly   come
     before the meeting.




---------------------------------   -------     ------------------------  -----
Signature [PLEASE SIGN WITHIN BOX]    Date      Signature (Joint Owners)  Date

                                                                       Exhibit A

                      AGREEMENT AND PLAN OF REORGANIZATION
                                 AND LIQUIDATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION (the "Agreement") is made as of the 12th day of November, 1998, by and among Bear Stearns Investment Trust, a Massachusetts business trust (the "Trust"), for itself and on behalf of its existing investment portfolio set forth on Schedule A hereto (the "Acquired Portfolio"), and The Bear Stearns Funds, a Massachusetts business trust (the "Company"), for itself and on behalf of its newly created investment portfolio set forth on Schedule A hereto (the "Acquiring Portfolio").

         In accordance with the terms and conditions set forth in this Agreement, the parties desire that all or substantially all of the assets of the Acquired Portfolio be transferred to the Acquiring Portfolio in exchange for shares of specified classes (as relevant) of the Acquiring Portfolio ("Acquiring Portfolio Shares") and the assumption by the Acquiring Portfolio of the Liabilities (as defined in paragraph 1.3) of the Acquired Portfolio, and that such Acquiring Portfolio Shares be distributed pro rata by the Acquired Portfolio to its shareholders of record in complete liquidation of the Acquired Portfolio immediately following the "Closing" as defined in this Agreement and in complete cancellation of its shares.

         In consideration of the premises and of the covenants and agreements herein contained, the parties hereto agree as follows:

1.  Reorganization of the Acquired Portfolio and Subsequent Liquidation

         1.1 Subject to the terms and conditions, and based on the representations and warranties contained in this Agreement, on the Closing Date, as described in paragraph 3.1, the Acquired Portfolio shall assign, deliver and otherwise transfer its assets as described in paragraph 1.2 (the "Acquired Portfolio Assets") to the Acquiring Portfolio and the Acquiring Portfolio shall, as consideration therefor, (i) deliver to the Acquired Portfolio such number of full and fractional Acquiring Portfolio Shares as results from dividing (a) the value of the Acquired Portfolio Assets, net of the Acquired Portfolio's Liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by (b) the net asset value of one share of beneficial interest of the Acquiring Portfolio, computed in the manner and as of the time and date set forth in paragraph 2.2, and (ii) assume all of the Acquired Portfolio's Liabilities.

         1.2 With respect to the Acquired Portfolio, the Acquired Portfolio Assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned by the Acquired Portfolio, and any deferred or prepaid expenses shown as an asset on the Acquired Portfolio's books on the Closing Date, as defined in paragraph 3.1.

         At least fifteen (15) days prior to the Closing Date, the Acquired Portfolio will provide the Acquiring Portfolio with (i) a list of the Portfolio Assets and (ii) a list of the Acquired Portfolio's known Liabilities, and the Acquiring Portfolio will provide the Acquired Portfolio with a copy of the investment objective, policies and restrictions applicable to it. The Acquired Portfolio reserves the right to sell any of the securities or other assets shown on the list of the Acquired Portfolio's Assets prior to the Closing Date.

         1.3  Liabilities   include  all  liabilities  and  obligations  whether
absolute or contingent, known or unknown, accrued or unaccrued.

         1.4 Upon the Acquired Portfolio's consummation of the transaction described in paragraph 1.1, the Acquired Portfolio will distribute the Acquiring Portfolio Shares it received pursuant to paragraph 1.1 to its shareholders of record determined as of the close of business on the Valuation Date ("Participating Shareholders of Record"). The distribution will be made pro rata based upon the ratio that the percentage of the outstanding Acquired Portfolio Shares owned by each Participating Shareholder of Record on the Valuation Date bears to the total number of Acquiring Portfolio Shares received by the Acquired Portfolio from the Acquiring Portfolio. Fractional shares will be carried to the third decimal place. In exchange for Acquiring Portfolio Shares distributed, all issued and outstanding shares of the Acquired Portfolio will be canceled simultaneously therewith on the Acquired Portfolio's books; any outstanding share certificates representing interests in the Acquired Portfolio thereafter will represent the right to receive such number of Acquiring Portfolio Shares after the Closing as determined in accordance with paragraph 1.1.

         1.5 The transactions described in paragraphs 1.1 and 1.4 above as they relate to the Acquired Portfolio and the Acquiring Portfolio are collectively referred to as a "Reorganization." It is intended by the parties hereto that the Reorganization constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury regulation sections 1.368-2(g) and 1.368-3(a).

         1.6 As soon as reasonably practicable after the Closing (as defined in paragraph 3.1) of the Reorganization of the Acquired Portfolio, the Trust will take all necessary steps under and subject to its By-laws and Massachusetts law to effect a termination of the Acquired Portfolio and to terminate the qualification, classification and registration of the Acquired Portfolio at all appropriate federal and state agencies. All reporting and other obligations of the Trust shall remain the exclusive responsibility of the Trust up to and including the date on which the particular Acquired Portfolio is terminated and deregistered, subject to any reporting or other obligations described in paragraph 4.10.



2.  Valuation

         2.1 With respect to the Acquired Portfolio, the value of the Acquired Portfolio Assets shall be the value of such assets computed as of the close of business on the business day immediately preceding the Closing (such time and date being referred to as the "Valuation Date"), using the valuation procedures set forth in the Acquired Portfolio's then-current Prospectus and Statement of Additional Information.

         2.2 The net asset value of each share of beneficial interest of the Acquiring Portfolio shall be its net asset value per share computed on the Valuation Date, using the valuation procedures set forth in the Acquiring Portfolio's then-current Prospectus and Statement of Additional Information.

         2.3 All computations of value contemplated by this Article 2 shall be made by the Acquiring Portfolio's fund accountant (Deloitte & Touche LLP). The Acquiring Portfolio shall cause its fund accountant to deliver a copy of its valuation report to the Trust and to the Company at the Closing.

3.  Closing and Closing Date

         3.1 The closing for the Reorganization ("Closing") shall occur on ____, 1998, or on such other date as may be mutually agreed upon by the parties to such Reorganization (the "Closing Date"). The Closing shall be held at the offices of the Company or at any other location mutually agreeable to the parties hereto. All transactions taking place at the Closing shall be deemed to take place simultaneously as of the close of business, generally 4:00 p.m. Eastern time on the Closing Date unless otherwise provided.

         3.2 The custodian of the Acquiring Portfolio shall be given access to the portfolio securities held by the Acquired Portfolio for the purpose of examination no later than five (5) business days prior to the Valuation Date. The Acquired Portfolio's securities (together with any cash or other assets) shall be delivered by the Acquired Portfolio to the custodian for the account of the Acquiring Portfolio on the Closing Date, in accordance with applicable custody provisions under the Investment Company Act of 1940, as amended ("1940 Act"), and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The portfolio securities shall be accompanied by any necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. The cash delivered shall be in any such form as is reasonably directed by the Acquiring Portfolio.

         3.3 Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Company or the Trust, accurate appraisal of the value of the net assets of the Acquiring Portfolio or Acquired Portfolio is impracticable, the Valuation Date for the Reorganization shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored and the Closing Date shall be postponed to the day after the Valuation Date as so postponed.

         3.4 If requested by the Company and to the extent reasonably necessary to enable the Acquiring Portfolio and its transfer agent and shareholder servicing agents to perform and provide all necessary and appropriate shareholder accounting, communications and related services, the Trust shall deliver at the Closing: (a) a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of all Participating Shareholders of Record and the number and percentage ownership of outstanding shares of the Acquired Portfolio owned by each such shareholder, all as of the Valuation Date, and (b) such other documentation relating to such shareholders as is reasonably requested. The Acquiring Portfolio shall issue and deliver to such Secretary a confirmation evidencing the Acquiring Portfolio Shares to be credited on the Closing Date or shall provide evidence satisfactory to the Trust that such Acquiring Portfolio Shares have been credited to the Acquired Portfolio's account on the books of the Acquiring Portfolio. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents of transfer, assignment or conveyance as such other party or its counsel may reasonably request.

4.  Covenants with Respect to the Acquiring Portfolio and the Acquired Portfolio

         4.1 The Trust will call a special meeting of shareholders (the "Meeting") for the purposes of (i) considering the approval of the transaction contemplated by this Agreement by the shareholders of the Acquired Portfolio; and (ii) considering such other business as may properly come before such Meeting.

         4.2 The Trust, on behalf of the Acquired Portfolio, covenants that the Acquiring Portfolio Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in connection with the Reorganization contemplated by this Agreement.

         4.3 The Trust, on behalf of the Acquired Portfolio, will assist the Acquiring Portfolio in obtaining such information as the Acquiring Portfolio reasonably requests concerning the beneficial ownership of the shares of the Acquired Portfolio.

         4.4 Subject to the provisions hereof, the Company, on its own behalf and on behalf of the Acquiring Portfolio, and the Trust, on its own behalf and on behalf of the Acquired Portfolio, will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein, including the obtaining of any required regulatory approvals.

         4.5 The Trust, on behalf of the Acquired Portfolio, shall furnish to the Acquiring Portfolio within 15 days after the Closing Date, a final statement of the Acquired Portfolio's assets and liabilities as of the Closing Date, which statement shall be certified by the Trust as being determined in accordance with generally accepted accounting principles consistently applied or in accordance with another mutually agreed upon standard.

         4.6 The Company has prepared and filed, or will prepare and file, with the Securities and Exchange Commission (the "SEC") a registration statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), relating to the transactions contemplated by this Agreement (the "Registration Statement"). The Trust shall file on Schedule 14A a proxy statement, form of proxy and materials related thereto with respect to the Acquired Portfolio to be reorganized into the newly created Acquiring Portfolio. The Trust, on behalf of the Acquired Portfolio, has provided or will provide the Company with such information and documents relating to such Acquired Portfolio as are requested by the Company and as are reasonably necessary for the preparation of the Registration Statement, and information relating to the notice of meeting and form of proxy, other information needed for the Registration Statement and any other proxy solicitation materials to be used in connection with the Meeting (collectively, the "Proxy Materials"). The Company will use all reasonable efforts to have the Registration Statement become effective under the 1933 Act as soon as practicable, and will take all actions, if any, required by law to qualify the Existing Acquiring Portfolio Shares to be issued in the Reorganization under the laws of the states in which such qualification is required.

         4.7 The Trust, on behalf of the Acquired Portfolio: (a) as soon after the Closing Date as is reasonably practicable, shall prepare and file all federal and other tax returns and reports of the Acquired Portfolio as may be required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall submit for payment to the Acquiring Portfolio the amount of any federal and other taxes, if any, shown as due thereon which were not paid on or before the Closing Date and shall reflect on the unaudited statement of assets and liabilities of the Acquired Portfolio referred to in paragraphs 1.3 and 4.5 all federal and other taxes, if any, that remain unpaid as of the Closing Date.

         4.8 With respect to the Acquiring Portfolio, the Company agrees to use all reasonable efforts to maintain in effect the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary and as it may deem appropriate in order to continue to conduct its operations through the Closing Date and to consummate the Reorganization, as contemplated herein. The Company agrees to use all reasonable efforts to operate the Acquiring Portfolio substantially in accordance with its then current Prospectus and Statement of Additional Information, including qualifying as a regulated investment company under Subchapter M of the Code through the Closing Date and for at least one (1) year thereafter, although the Acquiring Portfolio may merge or consolidate during such one-year period with an investment company with investment objectives, policies and restrictions and other characteristics comparable to those of the Acquiring Portfolio.

         4.9 If the Acquired Portfolio consummates a Reorganization, and all of the other investment portfolios of the Trust have been reorganized into the Company or otherwise terminated, then the Trust will file with the SEC as soon as reasonably practicable thereafter an application for deregistration under the 1940 Act and will seek to obtain an order declaring that the Trust has ceased to be an investment company under the 1940 Act, and will file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 filings, and also will take all other steps as are necessary and proper to effect the termination of the Trust in accordance with the laws of the State of Massachusetts and other applicable requirements. Any reporting or other responsibility of the Trust is and shall remain the responsibility of the Trust up to and including the date on which the Trust is terminated and deregistered.

         4.10 With respect to the Acquired Portfolio, the Company agrees to indemnify and hold harmless each Trustee of the Trust at the time of execution of this Agreement, whether or not such person is or becomes a Trustee of the Company subsequent to the Closing Date of the Reorganization, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Trustee in connection with any claim that is asserted against such Trustee arising out of such person's service as a Trustee of the Trust, provided that such indemnification shall be limited to the full extent of the indemnification that is available to the trustees of the Company pursuant to the provisions of the Company's Declaration of Trust and applicable law.

         4.11 For the period beginning at the Closing Date of the last Reorganization to occur and ending not less than three years thereafter, the Company shall provide for a liability policy covering the actions of the current Trustees of the Trust for the period they served as such, which may be accomplished by causing such persons to be added as insured under the liability policy of the Company.

5.  Representations and Warranties

         5.1 The Company, on behalf of itself and the Acquiring Portfolio, represents and warrants to the Trust and to the Acquired Portfolio whose assets will be transferred to the Acquiring Portfolio, as follows:

               (a) The Company is a business trust validly existing under the laws of the State of Massachusetts and is duly registered as an open-end, management investment company under the 1940 Act, and the Acquiring Portfolio is a validly existing series of shares of the Company representing interests in the Acquiring Portfolio under the laws of the State of Massachusetts;

               (b) The Company is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Company's Declaration of Trust or By-Laws, each as amended to date, or result in a material breach or violation of, or constitute a material default under, any agreement or other undertaking to which the Company or the Acquiring Portfolio is a party or by which any of them or their assets is bound;

               (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Company and the Acquiring Portfolio, and assuming this Agreement is enforceable against the Trust, this Agreement is a valid and binding obligation of the Company and the Acquiring Portfolio enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles;

               (d) Except as disclosed in writing to and accepted by the Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Company or the Acquiring Portfolio or any of their properties or assets, and the Company knows of no facts that might form the basis for the institution of any such proceedings (other than routine inquiries and examinations), and neither the Company nor the Acquiring Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

               (e) All of the Company's issued and outstanding shares representing interests in the Acquiring Portfolio are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable by the Company and no shareholder has any preemptive rights to purchase any such shares, and the Acquiring Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of their shares (other than dividend reinvestment plans of the Acquiring Portfolio or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Acquiring Portfolio (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of the Acquiring Portfolio);

               (f) The Acquiring Portfolio Shares to be issued and delivered by the Company to the Acquired Portfolio pursuant to the terms hereof will have been duly authorized as of the Closing Date and, when so issued and delivered, will be duly authorized and validly issued, fully paid and non-assessable, and have been or will be duly registered under the 1933 Act and qualified for sale under the laws of such states where such qualification is required;

               (g) All issued and outstanding shares of the Acquiring Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws;

               (h) From the effective date of the Registration Statement through the time of the Meeting and the Closing Date, the Registration Statement (exclusive of those portions that are based upon written information regarding the Trust and the Acquired Portfolio furnished by the Trust which fully and fairly disclose such information) (i) complies in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and the rules and regulations thereunder and (ii) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and times, any written information furnished by the Company to the Trust for use in the Proxy Materials does not contain and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

               (i) The Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquiring Portfolio as of and for the Acquiring Portfolio's most recent fiscal year, certified by Deloitte & Touche LLP, and the unaudited Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets for the Acquiring Portfolio's most current completed six month period within the fiscal year, if any (copies of which have been or will be furnished to the Trust, if available) fairly present, in all material respects, the Acquiring Portfolio's financial condition as of such dates and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquiring Portfolio (contingent or otherwise) known to the Company that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

               (j) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquiring Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed in writing to and accepted by the Company prior to the Closing Date (for the purposes of this subparagraph (j), neither a decline in an Acquiring Portfolio's net asset value per share nor a decrease in an Acquiring Portfolio's size due to redemptions shall be deemed to constitute a material adverse change);

               (k) All federal and other tax returns and reports of the Company and the Acquiring Portfolio required by law to be filed on or before the Closing Date, if any, shall have been filed, and all federal and other taxes owed by the Company or the Acquiring Portfolio shall have been paid so far as due, and to the best of the Company's knowledge, no such return is as of the date hereof under audit and no material assessment has been asserted with respect to any such return;

               (l) For each full and partial taxable year from its inception through the Closing Date, the Acquiring Portfolio has qualified as a regulated investment company under Subchapter M of the Code; and

               (m) The Company will provide to the Trust the Form N-1A registration statement(s) concerning the Acquiring Portfolio, which will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         5.2 The Trust, on behalf of itself and the Acquired Portfolio, represents and warrants to the Company and to the Acquiring Portfolio that will receive the assets of the Acquired Portfolio, as follows:

               (a) The Trust is a corporation validly existing under the laws of the State of Massachusetts, and is duly registered as an open-end, management investment company under the 1940 Act, and the Acquired Portfolio is a validly existing series of shares of the Trust under the laws of the State of Massachusetts;

               (b) The Trust is not in violation of, and the execution, delivery and performance of this Agreement will not result in a violation of, the Trust's Declaration of Trust or By-Laws each as amended to date, or result in a material breach or violation of, or constitute a material default under, any agreement or other undertaking to which the Trust or the Acquired Portfolio is a party or by which any of them or their assets are bound;

               (c) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Trust, and assuming this Agreement is enforceable against the Company, this Agreement is a valid and binding obligation of the Trust, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles;

               (d) Except as  otherwise  disclosed in writing to and accepted by the Company, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust or the Acquired Portfolio or any of their properties or assets, and the Trust knows of no facts that might form the basis for the institution of any such proceedings (other than routine inquiries and examinations), and neither the Trust nor the Acquired Portfolio is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions contemplated herein;

               (e) All of the Acquired Portfolio's issued and outstanding shares representing interests in the Acquired Portfolio are, and on the Closing Date will be, duly authorized and validly issued and outstanding, and fully paid and non-assessable and all such shares will, at the time of the Closing, be held by the Participating Shareholders of Record as set forth on the books and records of the Trust's transfer agent (and in the amounts set forth therein) and as set forth in any list of Participating Shareholders of Record provided to the Company pursuant to paragraph 3.4, and no Participating Shareholders of Record will have any preemptive rights to purchase any of such shares and the Acquired Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares (other than dividend reinvestment plans of the Acquired Portfolio or as set forth in this Agreement), nor are there outstanding any securities convertible into any shares of the Acquired Portfolio (except pursuant to exchange privileges described in the current Prospectus and Statement of Additional Information of the Acquired Portfolio);

               (f) All of the Acquired Portfolio's issued and outstanding shares representing interests in the Acquired Portfolio have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws;

               (g) From the effective date of the Registration Statement through the time of the Meeting and the Closing Date, the Acquired Portfolio's Proxy Materials (exclusive of any written information furnished by the Company for use in the Proxy Materials which fully and fairly discloses such information) (i) comply in all material respects with the applicable provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) do not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and as of such dates and time, any written information furnished by the Trust to the Company for use in the Registration Statement does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

               (h) The Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of the Acquired Portfolio as of and for the Acquired Portfolio's most recent fiscal year, certified by Deloitte & Touche LLP and the unaudited Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets for the Acquired Portfolio's most recently completed six month semi-annual fiscal period (copies of which have been or will be furnished to the Company) fairly present, in all material respects, such Acquired Portfolio's financial condition as of such dates and its results of operations for such periods in accordance with generally accepted accounting principles consistently applied, and as of such dates there were no liabilities of the Acquired Portfolio (contingent or otherwise) known to the Trust that were not disclosed therein but that would be required to be disclosed therein in accordance with generally accepted accounting principles;

               (i) Since the date of the most recent audited financial statements, there has not been any material adverse change in the Acquired Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, except as otherwise disclosed in writing to and accepted by the Company prior to the Closing Date (for the purposes of this subparagraph (i), neither a decline in the Acquired Portfolio's net asset value per share nor a decrease in the Acquired Portfolio's size due to redemptions shall be deemed to constitute a material adverse change);

               (j) All federal and other tax returns and reports of the Trust and the Acquired Portfolio required by law to be filed on or before the Closing Date shall have been filed, and all federal and other taxes owed by the Trust or the Acquired Portfolio shall have been paid so far as due, and to the best of the Trust's knowledge, no such return is as of the date hereof under audit and no material assessment has been asserted with respect to any such return;

               (k) For each full and partial taxable year from its inception through the Closing Date, the Acquired Portfolio has qualified as a regulated investment company under Subchapter M of the Code; and

               (l) At the Closing Date, the Acquired Portfolio will have good and marketable title, through its custodian, to its Portfolio Assets and full right, power and authority to assign, deliver and otherwise transfer such Portfolio Assets hereunder, and upon delivery and payment for such Portfolio Assets as contemplated herein, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the ownership or transfer thereof other than such restrictions as might arise under the 1933 Act.

6.  Conditions Precedent to Obligations of the Trust

         The obligations of the Trust to complete the Reorganization with respect to the Acquired Portfolio shall be subject, at the Trust's election (subject to the limitations of paragraph 13), to the performance by the Company (and by the Acquiring Portfolio), of all the obligations to be performed by it hereunder on or before the Closing Date, and in addition thereto, the satisfaction of the following conditions with respect to the Company (and the Acquiring Portfolio):

         6.1 All representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         6.2 The Company shall have delivered to the Trust at the Closing a certificate executed by one of its officers, dated as of the Closing Date, to the effect that the representations and warranties of the Company made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Trust shall reasonably request.

         6.3 The Trust shall have received at the Closing an opinion of legal counsel to the Company, dated as of the Closing Date, in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to the Trust, substantially to the effect that:

                  (i) the Company is a business trust validly existing under the laws of the State of Massachusetts and is duly registered as an open-end, management investment company under the 1940 Act, and the Acquiring Portfolio is a validly existing series of shares of the Company representing interests in the Acquiring Portfolio under the laws of the State of Massachusetts; (ii) the execution, delivery and performance of this Agreement will not result in a violation of the Company's Declaration of Trust or By-Laws, each as amended to date;
         (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Company and the Acquiring Portfolio, and this Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company and the Acquiring Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered at a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought; and (iv) the Acquiring Portfolio Shares to be issued and delivered pursuant to the terms of this Agreement will have been duly authorized as of the Closing Date and, when so issued and delivered, will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Portfolio's then current Prospectus and Statement of Additional Information).

                  In rendering such opinion, legal counsel to the Company may rely on an opinion of Massachusetts counsel (with respect to matters of Massachusetts law) and on certificates of officers or trustees of the Company, in each case reasonably acceptable to the Trust.

         6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions of the Acquiring Portfolio nor any increase in the rate of permissible investment advisory or other fees or charges payable by any Acquiring Portfolio or its shareholders to the Acquiring Portfolio's investment adviser, distributor and/or administrator from those fees and charges described in the current Prospectus of such Acquiring Portfolio delivered to the Trust, and there shall have been no change in any fee waiver or expense reimbursement undertakings described in the Proxy Materials.

         6.5 The Board of Trustees of the Company, including a majority of its trustees who are not "interested persons" of the Company (as defined in the 1940
Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Acquiring Portfolio and that the interest of shareholders of the Acquiring Portfolio would not be diluted as a result of such transactions.

7.  Conditions Precedent to Obligations of the Company

         The obligations of the Company to complete the Reorganization with respect to the Acquiring Portfolio shall be subject, at the Company's election (subject to the limitations of paragraph 13), to the performance by the Trust (and the Acquired Portfolio), of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the satisfaction of the following conditions with respect to the Trust (and the Acquired Portfolio):

         7.1 All representations and warranties of the Trust contained herein shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

         7.2 The Trust shall have delivered, in accordance with Article 1 hereof, to the Company on behalf of the Acquired Portfolio a Statement of Portfolio Assets and Stated Liabilities of the Acquired Portfolio, together, if required by the Company, with a list of such Acquired Portfolio's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by an appropriate officer of the Trust.

         7.3 The Trust shall have delivered to the Company at the Closing a certificate executed by one of its officers, and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made herein are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Company shall reasonably request.

         7.4 The Company shall have received at the Closing an opinion of legal counsel to the Trust, dated as of the Closing Date, in form (including reasonable and customary qualifications and assumptions) reasonably satisfactory to the Company, substantially to the effect that:

                  (i) the Trust is a corporation duly incorporated and validly existing under the laws of the State of Massachusetts and is duly registered as an open-end, management investment company under the 1940 Act, and the Acquired Portfolio is a validly existing series of shares of the Trust under the laws of the State of Massachusetts; (ii) the execution, delivery and performance of this Agreement will not result in a violation of the Trust's Charter or By-laws, each as amended to date; and (iii) the execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust and the Acquired Portfolio, and this Agreement has been duly authorized and delivered by the Trust and is a valid and binding obligation of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights or remedies and to general equity principles (regardless of whether considered in a proceeding in law or equity), equitable defenses or waivers and the discretion of the court before which any proceeding for specific performance, injunctive and other forms of equitable relief may be brought.

                  In rendering such opinion, legal counsel to the Trust may rely on an opinion of Massachusetts counsel (with respect to matters of Massachusetts law) and on certificates of officers or Trustees of the Trust, in each case reasonably acceptable to the Company.

         7.5 On the Closing Date, the Acquired Portfolio Assets of the Acquired Portfolio shall include no assets that the Acquiring Portfolio, by reason of the Company's Declaration of Trust, 1940 Act requirements or otherwise, may not legally acquire.

         7.6 The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined by the 1940
Act) shall have determined that this Agreement and the transactions contemplated hereby are advisable and in the best interests of the Acquired Portfolio and that the interests of the shareholders in the Acquired Portfolio would not be diluted as a result of such transactions, and the Trust shall have delivered to the Company at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

         7.7 Prior to the Valuation Date, the Acquired Portfolio shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Date, which together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any, for the taxable periods or years ending on or before the Closing (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ending on or before the Closing Date.

8.  Further Conditions Precedent to Obligations of the Trust and the Company

         The obligations herein of the Trust, with respect to the Acquired Portfolio, and of the Company, with respect to the Acquiring Portfolio, to effect the Reorganization are each subject to the further conditions that on or before the Closing Date:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the shareholders of the Acquired Portfolio, and insofar as such transactions are to be consummated and require the approval of the shareholders of the Trust voting together as a single class, the requisite vote of the shareholders of the Trust, all in accordance with the applicable provisions of the Trust's Declaration of Trust and By-laws and the requirements of the 1940 Act, and evidence of such approval shall have been delivered to the Company.

         8.2 No action, suit or other proceeding shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement as it relates to the Reorganization or any of the transactions related thereto.

         8.3 All consents of other parties and all other consents, approvals and permits of federal, state and local regulatory authorities (including, without limitation, those of the SEC and of state securities authorities, including
"no-action" positions of or exemptive orders from such federal and state authorities, and those of the Office of the Comptroller of the Currency ("OCC") and the Department of Labor with respect to the Employee Retirement

Income Security Act of 1974 ("ERISA") or the Internal Revenue Service with respect to the Code), deemed necessary by the Trust or the Company to permit consummation, in all material respects, of the Reorganization and transactions related thereto shall have been obtained, except where failure to obtain any such consent, order or permit would not, in the reasonable opinion of the party asserting that the condition to closing has not been satisfied, involve a risk of a material adverse effect on the assets or properties of the Acquiring Portfolio or the Acquired Portfolio involved in the Reorganization.

         8.4 The Registration Statement on Form N-1A covering the continuous offering of shares of the Acquiring Portfolio shall have become and shall be effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company and the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Trust and the Company shall receive an opinion of legal counsel of the Company, dated the Closing Date of the Reorganization, with respect to the Acquired Portfolio and the Acquiring Portfolio, addressed to, and in form and substance satisfactory to, the Trust and the Company, to the effect that the Reorganization will constitute a reorganization within the meaning of section 368(a)(1) of the Code, and the Acquired Portfolio and the Acquiring Portfolio will each be a "party to a reorganization" within the meaning of section 368(b) of the Code. Each party agrees to make reasonable covenants and representations as to factual matters that are true and correct as of the Closing Date in connection with the rendering of such opinion.

9.  Expenses

         The Trust and the Company confirm their understanding that each party will be responsible for its own expenses in connection with the Reorganization.

10.  Entire Agreement; Survival of Provisions of this Agreement

         10.1 This Agreement together with the documents contemplated herein constitute the entire agreement between the parties and supersede any prior or contemporaneous understanding or arrangement with respect to the subject matter hereof.

         10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated herein. The covenants contained in this agreement shall not survive the consummation of such transactions, except as otherwise provided herein.

11.  Termination

         11.1 With respect to the Acquired Portfolio and the Acquiring Portfolio, this Agreement may be terminated, and the Reorganization and any related transactions involving the Acquired Portfolio and Acquiring Portfolio contemplated hereby may be abandoned, at any time prior to the Closing:

                  (a) by the mutual written consent of the Trust and the Company;

                  (b) by either the Trust or the Company by written notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement) upon a finding by the Board of the terminating party that in the judgment of such Board, proceeding with the Reorganization would be inadvisable; or

                  (c) by either the Trust or the Company by written notice to the other, without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement) if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Applicable Closing Date,
         (ii) the other party materially breaches or shall have materially breached any of its representations, warranties or covenants contained herein, or (iii) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         11.2 Termination of this Agreement pursuant to paragraph 11.1(a) shall terminate all obligations of the parties hereto with respect to the Acquired Portfolio and Acquiring Portfolio affected by such termination and there shall be no liability for damages on the part of the Company (or the Acquiring Portfolio), the Trust (or the Acquired Portfolio), or any of their trustees, directors, officers or employees, to any other party or its trustees, directors, officers or employees.

12.  Amendments and Waivers

         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust and the Company; provided, however, that following the approval of this Agreement by shareholders with respect to the Acquired Portfolio, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Portfolio Shares to be issued to Participating Shareholders of Record, or otherwise materially and adversely affecting the Acquired Portfolio, without further approval by shareholders of the Acquired Portfolio in accordance with paragraph 8.1 hereof. The parties may not waive the opinion described in paragraph 8.5, and no waiver may materially and adversely affect the rights of the shareholders of the Acquired Portfolio without the approval by the shareholders of the Acquired Portfolio in accordance with paragraph 8.1 hereof.

13.  Notices

         Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid certified mail or overnight express courier, addressed as follows:

                  a.       if to the Trust or the Acquired Portfolio:

                           Bear Stearns Funds Management Inc.
                           245 Park Avenue
                           New York, New York  10167

                           Attention:

                           with a copy to:


                           Bear Stearns Asset Management Inc.
                           575 Lexington Avenue
                           New York, New York  10022

                           Attention:

                           and an additional copy to:

                           Mayer, Brown & Platt
                           1675 Broadway
                           New York, New York  10019

                           Attention:  Beth Kramer, Esq.

                  b.       if to the Company or the Acquiring Portfolio:

                           Bear Stearns Funds Management Inc.
                           245 Park Avenue
                           New York, New York  10167

                           Attention:

                           with copies to:

                           Bear Stearns Asset Management Inc.
                           575 Lexington Avenue
                           New York, New York  10022

                           Attention:

                           and to:

                           Kramer Levin Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York  10022

                           Attention:  Jay G. Baris, Esq.

or to such other person or address as the Trust or the Company, respectively, shall furnish to the other in writing.

14.  Headings; Counterparts; Governing Law; Assignment; Limitation of Liability

         14.1 The headings of Articles contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All references herein to Articles, paragraphs, subparagraphs or Schedules or Exhibits shall be construed as referring to the Articles, paragraphs and subparagraphs hereof, or Schedules or Exhibits hereto, respectively, except as is otherwise expressly provided. Whenever the terms hereto, hereunder, herein or hereof are used in the Agreement, they shall be construed as referring to this entire Agreement, rather than to any individual paragraph, subparagraph or sentence.

         14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         14.3 This Agreement shall be governed by and construed in accordance with the law of the State of New York, without reference to the conflict of laws provisions or principles of its laws.

         14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         14.5 It is expressly agreed that the obligations of the Trust and the Company hereunder shall not be binding upon any of the trustees, directors, nominees, officers, agents or employees of the Trust or the Company, personally, but shall bind only the assets and property of the Trust as provided in its Declaration of Trust and the Company as provided in its Declaration of Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first set forth above by their duly authorized representatives.

                                           The Trust, for itself and on
                                           behalf of the Acquired Portfolio

ATTEST:                                    By:_____________________________
                                           Name:
By: ________________________               Title:  President
Name:
Title:  Assistant Secretary


                                           The Company, for itself and on behalf
                                           of the Acquiring Portfolio

                                           By: ________________________________
                                           Name:
                                           Title: President
ATTEST:

By:________________________
Name:  Jay G. Baris
Title: Assistant Secretary

                                   SCHEDULE A

Acquired Portfolio                       Acquiring Portfolio
Emerging Markets Debt Portfolio          Emerging Markets Debt Portfolio of The
of Bear StearnsInvestment Trust          Bear Stearns Funds

                                                                       Exhibit B


                          INVESTMENT ADVISORY AGREEMENT

                             THE BEAR STEARNS FUNDS
                                 245 Park Avenue
                            New York, New York 10167



                                              ______________


Bear Stearns Asset Management Inc.
575 Lexington Avenue
New York, New York 10022

Dear Sirs:

         The above-named investment company (the "Fund"), with respect to the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

         The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its offering documents (Part A and Part B) as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

         You may render services through your own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Fund under applicable laws and are under your common control as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons, with respect to the services used by the Fund, is managed at all times by your authorized officers. You will be as fully responsible to the Fund for the acts and omissions of such persons as you are for your own acts and omissions. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

         Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's offering documents (Part A and Part B) as from time to time in effect. In connection, therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

         You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder, and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of your duties hereunder or by reason of your reckless disregard of your obligations or duties hereunder (hereinafter "Disabling Conduct") would otherwise be subject by reason of Disabling Conduct.

         In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto or will pay you in accordance with the methodology described on additional Schedules hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Part A and Part B. The fee for the period from the date of the commencement of sales of a Series' shares (after any sales are made to you) to the end of the month during which such sales shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

         For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

         You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administration and fund accounting fees, charges of custodians, transfer and dividend disbursing agents fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

         The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

         In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

         You shall place all orders for the purchase and sale of portfolio securities for the Series with brokers or dealers selected by you, which may include brokers or dealers affiliated with you to the extent permitted by the 1940 Act and the Fund's policies and procedures applicable to the Series. You shall use your best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Series. In assessing the best overall terms available for any transaction, you shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to you, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall you be under any duty to obtain the lowest commission or the best net price for any Series on any particular transaction, nor shall you be under any duty to execute any order in a fashion either preferential to any Series relative to other accounts managed by you or otherwise materially adverse to such other accounts.

         In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to you and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Series which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or your overall responsibilities with respect to accounts over which you exercise investment discretion. You shall report to the Board of Trustees of the Fund regarding overall commissions paid by the Series and their reasonableness in relation to their benefits to the Series. Any transactions for the Series that are effected through an affiliated broker-dealer on a national securities exchange of which such broker-dealer is a member will be effected in accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. The Series hereby authorizes any such broker or dealer to retain commissions for effecting such transactions and to pay out of such retained commissions any compensation due to others in connection with effectuating those transactions.

         In executing portfolio transactions for the Series, you may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other portfolios or its other clients if, in your reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Series, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Fund's registration statement and the Series's Prospectus and Statement of Additional Information. In such event, you will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with your fiduciary obligations to the Series and such other clients.

         The Fund will indemnify you, your officers, directors, employees and agents (each, an "indemnitee") against, and hold each indemnitee harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from Disabling Conduct by the indemnitee. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the indemnitee was not liable by reason of Disabling Conduct or
(ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Board members who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Board members") or (b) an independent legal counsel in a written opinion. Each indemnitee shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the New York Business Corporation Law. Each indemnitee shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the indemnitee shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Board members, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the indemnitee will ultimately be found to be entitled to indemnification. No provision of this Agreement shall be construed to protect any Board member or officer of the Fund, or any indemnitee, from liability in violation of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act").

         As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board; or (ii) vote of a majority (as defined in the 1940 Act) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).

         The Fund recognizes that from time to time your directors, officers and employees may serve as trustees, directors, partners, officers and employees of other business trusts, corporations, partnerships or other entities (including other investment companies), and that such other entities may include the name "Bear Stearns" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Bear Stearns" in any form or combination of words.

         This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in his capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the relevant Series and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

         If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                                 Very truly yours,

                                                 THE BEAR STEARNS FUNDS



                                                 By:_______________________

Accepted:

BEAR STEARNS ASSET MANAGEMENT INC.


By:____________________________

                                   SCHEDULE 1



Name of Series                               Annual Fee as a  Percentage
--------------                               of Average Daily Net Assets
                                             ---------------------------

Emerging Markets Debt Portfolio              1.00% of assets up to $50 million;
                                             0.85% of assets  of more than $50
                                             million but not more than $100
                                             million; 0.55% of assets above $100
                                             million